Exhibit 99.1

Zimmer Biomet Completes Acquisition of Monogram Technologies

Transaction creates the broadest, most flexible portfolio of orthopedic robotics and navigation technologies, including pathway towards the first fully autonomous robotic technology for orthopedic procedures

(WARSAW, Ind.) October 7, 2025 — Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH) (“Zimmer Biomet”), a global medical technology leader, today announced it has completed the acquisition of Monogram Technologies Inc. (“Monogram”), an AI-driven, next-generation orthopedic robotics company.

Monogram’s surgeon-guided semi- and fully autonomous robotic technologies are expected to add new and differentiated capabilities to Zimmer Biomet’s already broad suite of customer-centric technology solutions.

“By bringing Monogram into the Zimmer Biomet innovation ecosystem, we have set a bold course to become the first orthopedic company to offer a fully autonomous robotic solution complementing our current robotic and navigation offerings,” said Ivan Tornos, Chairman, President and Chief Executive Officer of Zimmer Biomet. “We aim to provide surgeons the broadest choice in robotics and navigation across a wide range of procedures and care settings. I want to personally welcome the Monogram team to Zimmer Biomet, as their talent and technology will accelerate our innovation pipeline, deepen our value to surgeons and strengthen our long-term growth strategy.”

Monogram has developed a CT-based, semi-autonomous, AI-navigated total knee arthroplasty (TKA) robotic technology, which received FDA 510(k) clearance in March 2025 and is expected to be commercialized with Zimmer Biomet implants by early 2027. Additionally, Monogram began conducting a clinical study in July 2025 for the fully autonomous version of its technology.

This acquisition expands Zimmer Biomet’s extensive suite of orthopedic robotics, enabling solutions and analytics to address the needs of surgeons pre-, intra- and post-operatively. Zimmer Biomet’s broad portfolio features imageless robotics through its ROSA® Robotics platform; a licensed CT-based handheld robot; mixed reality and AI-based navigation; and now Monogram’s semi- and fully autonomous robotics capabilities.

The ROSA platform, which is the cornerstone of Zimmer Biomet’s robotics offering, is rapidly approaching 2,000 installations worldwide and is a leader outside of the United States. Zimmer Biomet is committed to continuing to advance the ROSA platform and is investing in a robust R&D pipeline featuring several new products and software applications expected between now and 2027. This includes ROSA Knee with OptimiZeTM, which has been submitted to the FDA with 510(k) clearance anticipated later this year, and other applications.

Transaction Details

The acquisition was completed pursuant to the Agreement and Plan of Merger by and among Zimmer Biomet, Honey Badger Merger Sub, Inc. and Monogram, dated as of July 11, 2025, as amended by that certain First Amendment to Agreement and Plan of Merger, dated August 27, 2025.

At the effective time of the acquisition, each outstanding share of common stock of Monogram was automatically converted into the right to receive (i) $4.04 in cash and (ii) non-tradeable contingent value rights (CVRs) entitling the holder to receive up to $12.37 in cash if certain product development, regulatory and revenue milestones are achieved through 2030.

With the acquisition complete, Monogram shares ceased trading on the National Association of Securities Dealers Automated Quotations (NASDAQ) prior to the opening of the market on October 7, 2025, and will be delisted.

About Zimmer Biomet

Zimmer Biomet is a global medical technology leader with a comprehensive portfolio designed to maximize mobility and improve health. We seamlessly transform the patient experience through our innovative products and suite of integrated digital and robotic technologies that leverage data, data analytics and artificial intelligence.

With 90+ years of trusted leadership and proven expertise, Zimmer Biomet is positioned to deliver the highest quality solutions to patients and providers. Our legacy continues to come to life today through our progressive culture of evolution and innovation.

For more information about our product portfolio, our operations in 25+ countries and sales in 100+ countries or about joining our team, visit www.zimmerbiomet.com or follow on LinkedIn at www.linkedin.com/company/zimmerbiomet or X at www.x.com/zimmerbiomet.

Cautionary Statement Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Zimmer Biomet, which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,”

“predict,” “should,” “will,” “expect,” “are confident that,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “would” or the negative of these terms or other comparable terms. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; plans, objectives, beliefs, expectations and intentions of the board of directors of Zimmer Biomet and Zimmer Biomet management; the financial condition, results of operation and business of Zimmer Biomet; and the possibility that the milestones associated with the contingent value rights are achieved in part or at all.

These forward-looking statements are based on certain assumptions and analyses made by Zimmer Biomet in light of Zimmer Biomet’s experience and Zimmer Biomet’s perception of historical trends, current conditions and expected future developments, as well as other factors Zimmer Biomet believes are appropriate in the circumstances. These forward-looking statements also are based on the current expectations and beliefs of the management of Zimmer Biomet and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Risks and uncertainties include, among other things, (i) risks related to the ability to realize the anticipated benefits of the transaction, including the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period; (ii) the risk that the businesses will not be integrated successfully; (iii) risks relating to changing demand for Zimmer Biomet’s existing products; (iv) risks relating to the achievement, in part or at all, of the revenue and other milestones necessary for the payment of any contingent value rights; (v) Zimmer Biomet’s ability to attract, motivate or retain key executives, employees and other associates; (vi) negative effects of the consummation of the transaction on the market price of Zimmer Biomet’s common stock and on Zimmer Biomet’s operating results; (vii) significant transaction costs; (viii) unknown liabilities; and (ix) (A) other risks and uncertainties discussed in Zimmer Biomet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the U.S. Securities and Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at www.sec.gov.

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Zimmer Biomet undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaim any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

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Zimmer Biomet Contacts:

Media Troy Kirkpatrick 614-284-1926 troy.kirkpatrick@zimmerbiomet.com Kirsten Fallon 781-779-5561 kirsten.fallon@zimmerbiomet.com	Investors David DeMartino 646-531-6115 david.demartino@zimmerbiomet.com Zach Weiner 908-591-6955 zach.weiner@zimmerbiomet.com